Q1’26 Earnings May 6, 2026

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential”, “guidance”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; developments with respect to retailers that are out of our control; the impact from tariffs; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; a future pandemic or health epidemic; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by Advantage with the Securities and Exchange Commission (the “SEC”) on March 3, 2026, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA from Continuing Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of reimbursable expenses, Net Debt, Adjusted Unlevered Free Cash Flow, and Adjusted Unlevered Free Cash Flow and net debt as a percentage of Last Twelve Months (“LTM”) Adjusted EBITDA from Continuing and Discontinued Operations. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in this document. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow, and Net Debt provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA and Adjusted EBITDA by Segment are supplemental non-GAAP financial measures of our operating performance. Adjusted EBITDA means net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) COVID-19 benefits received, (xvi) EBITDA for economic interests in investments and (xvii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA Margin means Adjusted EBITDA divided by total revenues.  Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) COVID-19 benefits received, (xii) EBITDA for economic interests in investments and (xiii) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment. Revenues net of reimbursable expenses and by segment means revenues less reimbursable expenses that are paid by Advantage's clients, including media, product samples, retailer fees, and other marketing and production costs. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) COVID-19 benefits received, (ix) net effect of foreign currency fluctuations on cash, and (x) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2

Q1’26: Solid Start To Year, Continued Strategic Progress Revenue and EBITDA growth driven by strong Experiential Services demand and improved Retailer Services results, partially offset by continued pressure in Branded Services Strong net cash flow(3) of $12.3 million and recently completed debt maturity extension further strengthening liquidity; $143.9 million in cash and equivalents at quarter end Growth and productivity initiatives continue gaining traction, led by centralized labor model execution and technology investments which are enhancing execution and efficiency Remain on track to complete the heavy lifting of enterprise IT transformation in 2026 Reiterating full year guidance while remaining focused on disciplined execution, strong cash generation, and long-term profitable growth Net Revenue Growth $723M in Net Revenues(1) +4.0% Adj. EBITDA Growth(1) $68M in Adj. EBITDA +16.4% Adjusted Unlevered Free Cash Flow(1) $74M Net Leverage Ratio(2) 4.2x Net Revenues (Revenues, net of reimbursable expenses), Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation and amortization, and other non-recurring items), and Adjusted Unlevered Free Cash Flows are non-GAAP measures. Refer to the Appendix for a reconciliation to the most directly comparable GAAP measure. Net Leverage Ratio calculated as Net Debt divided by LTM Adjusted EBITDA Net cash flow is operating cash flow less capital expenditures 3

Strategic growth initiatives and productivity investments are creating a stronger, more scalable operating platform Growth and Productivity Initiatives Driving Long-Term Value Creation 4 Growth Initiatives Supporting Demand, Partnerships and TAM New program launches and increased activity with existing clients; momentum particularly strong in Experiential Services Deepening partnerships, including with Instacart combining their in-store audit and consumer insights with our retail execution network to improve client ROI and growth Expanding into new markets and services, including active discussions with several non-food retailers Pulse™ commercial intelligence platform is identifying on-shelf gaps, velocity changes, and distribution anomalies to enable faster field execution Investing in data-enabled capabilities that strengthen our position as an insight-driven execution partner Productivity Initiatives Driving Execution, Efficiency and Margins Our productivity initiatives are improving service quality, labor utilization, and long-term margin potential Centralized labor model (CLM) enhancing efficiency, execution consistency, and cost control, with opportunity to expand into Retailer Services Enterprise IT transformation in final stages, with SAP, Oracle, and Workday strengthening reporting, talent management, and operational agility AI-enabled staffing and scheduling tools are improving hiring speed, forecasting, labor utilization, and execution quality Expect to more fully realize the efficiency benefits of these investments beginning in 2027

Business Segment Updates Retailer Services Branded Services Experiential Services ► Continued macro pressure, client insourcing, procurement, and select client losses with stabilization initiatives underway  ► Focused on stabilizing the revenue base with stronger client retention, executive engagement, and targeted growth opportunities  ► Enhancing our value proposition through partnerships, data/analytics, and tools like Pulse™ to deliver measurable ROI ► Strong Q1 results, with events growth of nearly 20% and an improved execution rate (94%) year-over-year and sequentially ► Increasing profitability by advancing the CLM rollout, enhancing training and safety protocols, and shifting mix towards higher margin events  ► Expecting continued momentum through the year ► Revenue and EBITDA growth supported by new business wins, pricing, and key client program ramps   ► Q1 featured a more moderate impact from channel mix shift and improving conversion trends in the retail merchandising business ► Solid pipeline momentum with new customers and programs expected to support growth 5 Momentum is improving, with continued strength in Experiential Services and progress across the broader portfolio

Reaffirming 2026 Outlook 6 (1) Revenues excludes reimbursable expenses (2) Net free cash flow is defined as cash flow from operations, less capital expenditures See the Appendix for a reconciliation of Adjusted EBITDA and Adjusted UFCF non-GAAP financial measures to the most comparable GAAP measure Revenues and Profitability Revenues expected to be flat to up low single digits, excluding the effect of the recently announced divestitures Adjusted EBITDA expected to be flat to down mid-single digits excluding the effect of the recently announced divestitures reflecting macro uncertainty and mix shifts toward more labor-intensive, lower-margin services Cash Flow Strong cash generation supported by disciplined working capital management, continued DSO improvement, and a steady CapEx profile Full year 2026 adjusted unlevered free cash flow of approximately $250 to $275 million and net free cash flow conversion of approximately 25% of EBITDA, excluding incremental refinancing-related costs 2026 Guidance Balanced and prudent outlook reflects improving execution momentum amid continued macro uncertainty Disciplined execution, productivity initiatives, and technology investments support margin expansion and long-term performance stability

$821.8 Highlights Q1 revenue growth driven by continued strength in Experiential Services and improved Retailer Services performance, while Branded Services remains under pressure Adjusted EBITDA growth reflects strong incremental margins in Experiential Services, improved Retailer Services profitability, and disciplined cost management Growth and productivity initiatives continue to gain traction, led by CLM and technology investments On a pro forma basis (excluding divestitures), revenues grew 4.7% and Adjusted EBITDA grew 22% Divestitures were a $5 million and $3 million drag on revenues and Adjusted EBITDA, respectively Improving Execution and Profitable Growth Momentum (1) Revenue growth rate and Adjusted EBITDA margins exclude reimbursable expenses. (2) Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure. See the Appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. 16.4% Revenues Net of Reimbursable Expenses Reimbursable Expenses 7 4.0%(1) Revenues (Continuing Operations) $ in millions Y/Y growth % margin $ in millions Y/Y growth Adjusted EBITDA(2) (Continuing Operations) $869.6 Impact of Divestitures 9.4%(1) 8.4%(1)

$289.8 (1) Revenue growth rate and Adjusted EBITDA margins exclude reimbursable expenses. (2) Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure. See the Appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. (25.3)% % margin Progressing Toward Stabilization in a Challenging Environment $ in millions Y/Y growth Adjusted EBITDA(2) (Continuing Operations) BRANDED SERVICES $ in millions Y/Y growth 8 Revenues (Continuing Operations) Revenues Net of Reimbursable Expenses Reimbursable Expenses (12.0)%(1) $257.0 9.2%(1) 10.9%(1) Highlights Continued challenging environment with client insourcing, procurement pressure, and select client losses Focused on stabilizing revenues through retention efforts, executive engagement, and targeted growth opportunities Active new business pipeline with disciplined focus on higher-quality, faster growing opportunities Business expected to move toward a more stable baseline as the year progresses All of the divestiture effect occurred in this division – revenues would have been down 10% and Adjusted EBITDA would have been down 17% excluding divested businesses. Impact of Divestitures

$314.0 (1) Revenue growth rate and Adjusted EBITDA margins exclude reimbursable expenses. (2) Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure. See the Appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. % margin Strong Demand and Execution Driving Profitable Growth Adjusted EBITDA(2) (Continuing Operations) $ in millions Y/Y growth $ in millions Y/Y growth 9 EXPERIENTIAL SERVICES Revenues (Continuing Operations) Revenues Net of Reimbursable Expenses Reimbursable Expenses 22.4%(1) 116.1% $385.5 9.7%(1) 5.5%(1) Highlights Delivered very strong first quarter results driven by robust demand and new program launches Events grew nearly 20%, with execution rates improving year-over-year and sequentially to the mid-90% range Existing customer growth and new client wins supporting continued momentum Focused on margin expansion through CLM rollout, labor utilization, and favorable mix shift Positioned for continued growth through the balance of 2026

(1) Revenue growth rate and Adjusted EBITDA margins exclude reimbursable expenses. (2) Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure. See the Appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. 4.2%(1) % margin Improved Activity and Execution Supporting Growth Adjusted EBITDA(2) (Continuing Operations) 10 $ in millions Y/Y growth $ in millions Y/Y growth RETAILER SERVICES Revenues (Continuing Operations) 14.4% 9.2%(1) 8.3%(1) Highlights Positive revenue and EBITDA growth driven by new wins, pricing, and program ramps Timing-related benefit in the quarter, with improving underlying activity trends and a favorable prior year comparison. Channel mix pressure moderated versus prior periods Strong pipeline conversion, particularly in retail merchandising Focused on execution discipline, revenue-cost alignment, and sustained growth momentum

Debt maturity extension to 2030 improves liquidity and financial flexibility As of March 31, 2026  $ in millions Maturity Outstanding 2030 Term Loan Facility 2030 $1,028 9.0% Senior Secured Notes 2030 562 6.5% Senior Secured Notes 2028 2 Total Gross Debt $1,592 Less: Cash and Cash Equivalents 144 Total Net Debt(1) $1,448 Net Debt Overview Maturity Schedule (1) Net debt is a non-GAAP financial measure. See the Appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. 11 $386M of availability under credit facility 4.2x Net Debt / LTM Adj. EBITDA; ~79% hedged / fixed $1,976 $2 $1,028 $562 $386

Continued Cash Generation Driving Greater Financial Flexibility Capital Allocation Capex and Adjusted Unlevered FCF 12 Adjusted Unlevered Free Cash Flow. See the Appendix for a reconciliation to the most directly comparable GAAP measure ► Ended the first quarter with $144 million in cash, reflecting disciplined capital management and continued liquidity strength ► Completed extension of debt maturities to 2030, improving financial flexibility and liquidity profile ► Utilized strong cash position to reduce debt by $131 million during the quarter, supporting continued deleveraging ► Net leverage improved to 4.2x from 4.4x at year-end, and we are focused on reaching long-term target of 3.5x or below ► Prioritizing disciplined capital allocation focused on debt reduction, strategic investment, and long-term shareholder value creation ► Cash generation remains a core strength of the business, supported by disciplined cost management and working capital focus ► First quarter Adjusted Unlevered Free Cash Flow of $74 million with conversion of 110% ► DSOs increased slightly in Q1 due to temporary impacts from ongoing system implementations, including final SAP rollout ► DSOs will remain elevated near term before improving later in the year, supporting full-year cash flow outlook ► Maintaining disciplined capital spending; 2026 CapEx expected at $50 million to $60 million, representing the final year of elevated transformation investment

2026 Guidance Reiterating 2026 full year guidance $ in millions, unless otherwise noted Full Year 2026 Guidance Revenues(1) Flat to Up Low-Single Digits (excluding divestitures) Adjusted EBITDA Flat to Down Mid-Single Digits (excluding divestitures) Free Cash Flow Adjusted Unlevered: $250 – $275 Net(2): ~25% of EBITDA Net Interest Expense $160 - $170 Capex $50-$60 (1) Revenues excludes reimbursable expenses. (2) Net free cash flow is defined as cash flow from operations, less capital expenditures. Net FCF conversion of 25% is excluding incremental debt refinancing costs. See the Appendix for a reconciliation of Adjusted EBITDA and Adjusted UFCF non-GAAP financial measures to the most comparable GAAP measure. 13 Long-Term Net Leverage Target: < 3.5x 2026 Commentary Revenues expected to be flat to up low single digits in 2026 (ex-divestitures), with macro and mix pressures continuing to weigh on profitability We now expect the first half to account for the low 40% range of Adjusted EBITDA Disciplined investment and steady Capex  ($50-$60 million) expected to support strong cash generation in 2026. Final year for heavier transformation spend Adjusted Unlevered FCF of $250 - $275 million and Net FCF conversion of ~25% of EBITDA expected in 2026 driven by disciplined working capital management and capex spending Net leverage expected to trend lower over time, supported by stronger cash generation

Appendix 14

Net Loss to Adjusted EBITDA Non-GAAP Reconciliation (1/8) 15

Branded Services Segment Operating Loss to Adjusted EBITDA Non-GAAP Reconciliation (2/8) 16

Experiential Services Segment Operating Income (Loss) to Adjusted EBITDA Non-GAAP Reconciliation (3/8) 17

Retailer Services Segment Operating Income to Adjusted EBITDA Non-GAAP Reconciliation (4/8) 18

Revenues to Revenues Net of Reimbursable Expenses Non-GAAP Reconciliation (5/8) 19

Adjusted Unlevered Free Cash Flow Non-GAAP Reconciliation (6/8) 20

LTM Adjusted EBITDA, Net Debt and Net Debt to Adjusted EBITDA Ratio Non-GAAP Reconciliation (7/8) 21

Footnotes Non-GAAP Reconciliation (8/8) 22